SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2008 (November 17, 2008)

MBIA INC.
(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 King Street, Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
914-273-4545

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     REGULATION FD DISCLOSURE.

On each of November 17, 2008 and November 19, 2008, MBIA Insurance Corporation (“MBIA”), the insurance subsidiary of MBIA Inc. (the “Company”), issued and sold approximately $50 million of its perpetual preferred stock to a trust under MBIA’s $400 million Money Market Committed Preferred Custodial Trust (“CPCT”) securities facility described in the Company’s Annual Report on Form 10-K under “Item 1. Business––Capital Facilities.” The Company expects MBIA to draw down the remaining $300 million available under the CPCT securities facility within the next 60 days by issuing an additional approximately $300 million of perpetual preferred stock. There can be no assurance that MBIA will draw down the remainder of the CPCT securities facility.

The information in Item 7.01 of this Current Report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

FORWARD-LOOKING AND CAUTIONARY STATEMENTS

This current report of MBIA Inc. includes statements that are not historical or current facts and are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “believe,” “anticipate,” “project,” “plan,” “expect,” “intend,” “will likely result,” “looking forward” or “will continue,” and similar expressions identify forward-looking statements. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only to their respective dates. The following are some of the factors that could affect financial performance or could cause actual results to differ materially from estimates contained in or underlying the Company’s forward-looking statements: the possibility that the Company will experience severe losses due to the continued deterioration in the performance of residential mortgage-backed securities and collateralized debt obligations; fluctuations in the economic, credit, interest rate or foreign currency environment in the United States and abroad; level of activity within the national and international credit markets; competitive conditions and pricing levels; legislative or regulatory developments; technological developments; changes in tax laws; changes in the Company’s credit ratings; the effects of mergers, acquisitions and divestitures; and uncertainties that have not been identified at this time. The Company undertakes no obligation to publicly correct or update any forward-looking statement if it later becomes aware that such results are not likely to be achieved. The reader should, however, consult any further disclosures the Company may make in its future filings of its reports on Form 10-K, Form 10-Q and Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

		By:	/s/ Ram D. Wertheim
Ram D. Wertheim
Chief Legal Officer

Date:	November 20, 2008